UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2017

Nuvectra Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37525	30-0513847
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5830 Granite Parkway, Suite 1100,

Plano, Texas 75024

(Address of principal executive offices, including zip code)

(214) 474-3103

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders of Nuvectra Corporation (the “Company”) was held on May 23, 2017 (the “Annual Meeting”) at 10:00 a.m. Central Standard Time. At the Annual Meeting, the stockholders (i) elected three directors to serve until the 2020 Annual Meeting of Stockholders; (ii) approved the Company’s 2016 Equity Incentive Plan; and (iii) ratified Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2017.

The matters acted upon at the Annual Meeting and the voting tabulation for each matter are as follows:

Proposal No. 1: Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mr. David D. Johnson	4,373,889	1,175,456	3,626,930
Dr. Fred B. Parks, PhD	4,093,069	1,456,276	3,626,930
Mr. Jon T. Tremmel	4,283,993	1,265,352	3,626,930

Proposal No. 2: Vote on Company’s 2016 Equity Incentive Plan

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Vote on Company’s 2016 Equity Incentive Plan	3,527,872	2,014,292	7,181	3,626,930

Proposal No. 3: Ratification of Deloitte & Touche LLP as the Company’s Independent Auditor for the Fiscal Year Ending December 31, 2017

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Deloitte & Touche LLP as the Company’s Independent Auditor for the Fiscal Year Ending December 31, 2017	9,088,918	86,575	782	0

Item 8.01	Other Events.

On May 24, 2017, the Company posted a presentation to its internet website located at www.nuvectramed.com that it is utilizing in connection with meetings with certain current and prospective investors, suppliers and customers of the Company (the “Presentation”). A copy of the Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Presentation attached as Exhibit 99.1 discloses certain information that is not presented in accordance with United States generally accepted accounting principles (“GAAP”).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Presentation posted to the Nuvectra website on May 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVECTRA CORPORATION

Date: May 24, 2017	/s/ Walter Z. Berger
Walter Z. Berger
Chief Operating Officer and Chief Financial Officer